UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 24, 2008 (November 10, 2008)

BRAMPTON CREST INTERNATIONAL, INC.
(Exact name of registrant as specified in this charter)

NEVADA	000-1321002	30-0286164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12515 Orange Drive, Suite 814, Davie, FL	33330
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code: (954) 475-1260, x13

N/A
(Former Name or Former Address, if Changes Since Last Report)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS1

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 4.02 - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On September 29, 2008, the Company received a comment letter from the Securities and Exchange Commission (“SEC”) in connection with its Form 10-K for the year ended December 31, 2007 and its Form 10-Q for the period ended June 30, 2008 and Form 8-K/A filed June 30, 2008 (the “Comment Letter”). The Comment Letter questioned, in part, our accounting treatment of a merger transaction and related recording of goodwill for the merger. On November 10, 2008, our management and the Board of Directors determined that our financial statements for the interim periods ended March 31, 2008 and June 30, 2008 could no longer be relied upon because of a change in the accounting treatment of the Merger discussed in Note 2 of those financial statements.

The Company will be filing its response to the SEC comment letter on or before December 2, 2008 with the appropriate notation that the Company will restate its financial statement as part of amended Forms 10-Q/A for the quarters ended March 31, 2008 and June 30, 2008 to also be filed on or before November 20, 2008. Therefore, the previously filed Form 10-Q’s dated May 15, 2008 and August 15, 2008, should not be relied upon.

The Company’s Chief Financial Officer discussed with the registrant’s independent accountant the matters disclosed above. Furthermore the Company’s independent accountant has reviewed this Form 8K/A.

The following tables illustrate the adjustments to be made in the Forms 10Q/A for the quarters ended March 31, 2008 and June 30, 2008:

Brampton Crest International, Inc.
Consolidated Condensed Balance Sheet (Restated)
Quarter Ended March 31, 2008
	As Reported	Adjusted	As Restated
ASSETS	(Unaudited)		(Unaudited)
Current Assets:
Cash and Cash Equivalents	$1,251,054	$-	$1,251,054
Total Current Assets	1,251,054	-	1,251,054
Website development	91,118	-	91,118
Computer and software	1,152	-	1,152
Leasehold improvements	1,500	-	1,500
Property and Equipment	93,770	-	93,770
Accumulated Depreciation	(14,952)	-	(14,952)
Total Property and Equipment	78,818	-	78,818
Deposits and Prepaid Expenses	2,250	-	2,250
Trademarks	10,650		10,650
Goodwill	7,295,850	(6,880,102)	415,748
Total Other Assets	7,308,750	(6,880,102)	428,648
TOTAL ASSETS	$8,638,622	$(6,880,102)	$1,758,520
LIABILITIES AND STOCKHOLDERS' EQUITY			-
Accounts Payable	$77,771	$23,972	101,743
Due to Officer	-	95,926	95,926
Total Current Liabilities	77,771	119,898	197,669
TOTAL LIABILITES
Stockholders' Equity			-
Common Stock	161,518	-	161,518
Additional Paid in capital	9,489,581	(7,000,000)	2,489,581
Accumulated Deficit	(1,090,248)	-	(1,090,248)
Total Stockholders' Equity	8,560,851	(7,000,000)	1,560,851
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$8,638,622	$(6,880,102)	$1,758,520

Brampton Crest International, Inc.
Consolidated Condensed Balance Sheet (Restated)
Quarter Ended June 30, 2008

	As Reported	Adjusted	As Restated
ASSETS	(Unaudited)		(Unaudited)
Current Assets:
Cash and Cash Equivalents	$1,081,358	$-	$1,081,358
Total Current Assets	1,081,358	-	1,081,358

Website development	204,955	-	204,955
Conference display	8,559	-	8,559
Computer and software	5,560	-	5,560
Leasehold improvements	1,500	-	1,500
Equipment Off-site	106,367	-	106,367
Property and Equipment	326,941	-	326,941
Accumulated Depreciation	(46,350)	-	(46,350)
Total Property and Equipment	280,591	-	280,591
Deposits and Prepaid Expenses	38,000	1,278	39,278
Trademarks	10,650		10,650
Goodwill	7,321,100	(6,905,352)	415,748
Total Other Assets	7,369,750	(6,904,074)	465,676
TOTAL ASSETS	$8,731,699	$(6,904,074)	$1,827,625

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts Payable	$30,887	$-	$30,887
Due to Officer	-	95,926	95,926
Total Current Liabilities	30,887	95,926	126,816
TOTAL LIABILITES
Stockholders' Equity			-
Common Stock	198,285	-	198,285
Additional Paid in capital	9,888,614	(7,000,000)	2,888,614
Accumulated Deficit	(1,386,087)	-	(1,386,087)
Total Stockholders' Equity	8,700,812	(7,000,000)	1,700,812
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,731,699	$(6,904,074)	$1,827,625

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRAMPTON CREST INTERNATIONAL, INC.

Date: November 24, 2008.	By:	/s/ Bryan Norcross
Bryan Norcross
Chief Executive Officer